SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                        July 31, 1998



                     HBANCORPORATION, INC.
      (Exact name of Registrant as specified in its Charter)


  Delaware              0-27700             37-1351506
(State or other     (Commission File      (IRS Employer
jurisdiction of       Number)              Identification
incorporation)                             Number)


619 12th Street, Lawrenceville, Illinois                62439
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(618) 943-2515


                              N/A
  (Former name or former address, if changed since last report)

Item  5.  Other Events

     HBancorporation, Inc. issued a press release dated July 31, 1998, attached hereto as Exhibit 28.1, announcing an amendment to its Bylaws.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

          Exhibit 28.1     Press Release dated July 31, 1998.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HBANCORPORATION, INC.



Date: August 4, 1998           By: /s/ Kevin J. Kavanaugh
                                   Kevin J. Kavanaugh
                                   President and Chief Executive
                                 Officer